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                 Janus Aspen Series
                 Service Shares

                     Growth Portfolio
                     Aggressive Growth Portfolio
                     Capital Appreciation Portfolio
                     Strategic Value Portfolio
                     Core Equity Portfolio
                     (Formerly Equity Income Portfolio)
                     Balanced Portfolio
                     Growth and Income Portfolio
                     International Growth Portfolio
                     Worldwide Growth Portfolio
                     Global Life Sciences Portfolio
                     Global Technology Portfolio
                     Flexible Income Portfolio



                              100 Fillmore Street
                              Denver, CO 80206-4928
                              (800) 525-0020

                              Statement of Additional Information


                              July 31, 2001, as supplemented September 28, 2001, February 1, 2002 and April 3, 2002





                 This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of the portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware business trust. Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Portfolio is managed separately by Janus Capital Management LLC ("Janus Capital"). Core Equity Portfolio was formerly known as Equity Income Portfolio. The name change was effective July 31, 2001.


                 The Service Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans.

                 This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectus dated July 31, 2001, which is incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectus. The Annual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge from your insurance company or plan sponsor.

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                                                               Table of contents

                Classification, Portfolio Turnover, Investment Policies and
                Restrictions, and Investment Strategies and Risks...........    2
                Investment Adviser..........................................   23
                Custodian, Transfer Agent and Certain Affiliations..........   27
                Portfolio Transactions and Brokerage........................   28
                Trustees and Officers.......................................   32
                Shares of the Trust.........................................   37
                   Net Asset Value Determination............................   37
                   Purchases................................................   37
                   Distribution and Shareholder Servicing Plan..............   38
                   Redemptions..............................................   39
                Income Dividends, Capital Gains Distributions and Tax
                Status......................................................   40
                Principal Shareholders......................................   41
                Miscellaneous Information...................................   44
                   Shares of the Trust......................................   44
                   Shareholder Meetings.....................................   44
                   Voting Rights............................................   44
                   Independent Accountants..................................   45
                   Registration Statement...................................   45
                Performance Information.....................................   46
                Financial Statements........................................   48
                Appendix A..................................................   49
                   Explanation of Rating Categories.........................   49

Classification, portfolio turnover, investment policies
                and restrictions, and investment
                strategies and risks

CLASSIFICATION


          Each Portfolio is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Aggressive Growth Portfolio, Capital Appreciation Portfolio, Strategic Value Portfolio, Global Life Sciences Portfolio and Global Technology Portfolio are nondiversified funds. Each of these Portfolios reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested. Growth Portfolio, Core Equity Portfolio, Balanced Portfolio, Growth and Income Portfolio, International Growth Portfolio, Worldwide Growth Portfolio and Flexible Income Portfolio are diversified funds.


PORTFOLIO TURNOVER

          The Prospectus includes a discussion of portfolio turnover policies. Portfolio turnover is calculated by dividing total purchases or sales, whichever is less, by the average monthly value of a Portfolio's securities. The following table summarizes the portfolio turnover rates for the fiscal periods indicated. The information below is for fiscal periods ended December 31.


Portfolio Name                                                2000      1999
----------------------------------------------------------------------------
Growth Portfolio............................................   47%       53%
Aggressive Growth Portfolio.................................   82%      105%
Capital Appreciation Portfolio..............................   41%       52%
Strategic Value Portfolio(1)................................   47%       N/A
Core Equity Portfolio(2)....................................   95%      114%
Balanced Portfolio..........................................   72%       92%
Growth and Income Portfolio.................................   37%       59%
International Growth Portfolio..............................   67%       80%
Worldwide Growth Portfolio..................................   66%       67%
Global Life Sciences Portfolio(3)...........................  137%       N/A
Global Technology Portfolio(3)..............................   34%       N/A
Flexible Income Portfolio...................................  202%      116%


(1) May 1, 2000 (inception) to December 31, 2000, annualized.
(2) Formerly, Equity Income Portfolio.
(3) January 18, 2000 (inception) to December 31, 2000, annualized.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

          The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. As fundamental policies, each of the Portfolios may not:


          (1) With respect to 75% of its total assets, Growth Portfolio, Core Equity Portfolio, Balanced Portfolio, Growth and Income Portfolio, International Growth Portfolio, Worldwide Growth Portfolio and Flexible Income Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.



          For Aggressive Growth Portfolio, Capital Appreciation Portfolio, Strategic Value Portfolio, Global Life Sciences Portfolio and Global Technology Portfolio, each Portfolio's fundamental restriction on diversification is rescinded.


          (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities). This policy does not apply to Global Life Sciences Portfolio.

          (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.


          (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).



          (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).


          (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.


          (7) Borrow money except that the Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.


          As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Portfolio.

          The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

          (a) A Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

          (b) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Equity Portfolios may engage in "naked" short sales, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

          (c) The Portfolios do not currently intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

          (d) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.




          (e) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.



          (f) The Portfolios may not invest in companies for the purpose of exercising control of management.


          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Portfolios may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

          For purposes of the Portfolios' restriction on investing in a particular industry, the Portfolios will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

          BALANCED PORTFOLIO. As an operational policy, at least 25% of the assets of Balanced Portfolio normally will be invested in fixed-income securities.

          GLOBAL LIFE SCIENCES PORTFOLIO. As a fundamental policy, Global Life Sciences Portfolio will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          FLEXIBLE INCOME PORTFOLIO. As a fundamental policy, this Portfolio may not purchase a non-income-producing security if, after such purchase, less than 80% of the Portfolio's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position

          As discussed in the Prospectus, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolio's investment in cash and similar investments may increase. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

Illiquid Investments

          Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

          If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Portfolio to decline.

          Each of the Portfolios may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

          The Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Portfolios will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC and policies approved by the Trustees. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Foreign Securities

          Unless otherwise limited by its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

          Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

          The Equity Portfolios may also engage in "naked" short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities


          Each Portfolio may invest up to 10% (without limit for Flexible Income Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).


          Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a

          Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

          The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

          Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

          Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

          From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Portfolios may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

          The Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

          Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' prospectus.

Municipal Obligations

          The Portfolios may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

          Other types of income producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

          VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

          STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

          TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

          STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          The Portfolios will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

          In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

          A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds


          Flexible Income Portfolio may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Portfolio intends to invest 35% or more of its net assets in such bonds, and Core Equity Portfolio will, under normal circumstances, limit its investments in such bonds to 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.


          Any Portfolio may also invest in unrated bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated bonds will be included in each Portfolio's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investments grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

Defaulted Securities

          A Portfolio will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

          FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

          DISPOSITION OF PORTFOLIO SECURITIES. Although these Portfolios generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

          OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options and Other Derivative Instruments

          FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business and by depositing margin payments in a segregated account with the Portfolios' custodian.

          The Portfolios intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Portfolios will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Portfolios hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

          Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

          A Portfolio's primary purpose in entering into futures contracts is to protect that Portfolio from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

          If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

          Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

          Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

          OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

          The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

          FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

          The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

          These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

          The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

          OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

          The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios' custodian.

          The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

          OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

          A put option written by a Portfolio is "covered" if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

          The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

          An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

          The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

          A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

          EURODOLLAR INSTRUMENTS. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

          SWAPS AND SWAP-RELATED PRODUCTS. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

          There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

          ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investment adviser

          As stated in the Prospectus, each Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolios or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios.

          The Portfolios pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not affiliated with Janus Capital and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Portfolios may reimburse Janus Capital for its costs.

          Growth Portfolio, Aggressive Growth Portfolio, Capital Appreciation Portfolio, Core Equity Portfolio, Balanced Portfolio, Growth and Income Portfolio, Strategic Value Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Global Life Sciences Portfolio and Global Technology Portfolio have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Portfolio.

          Janus Capital has agreed to reimburse Strategic Value Portfolio, Core Equity Portfolio, Global Life Sciences Portfolio and Global Technology Portfolio by the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee described below, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Portfolio until at least the next annual renewal of the advisory agreements. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the above expense limitation.


          Flexible Income Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of .65% of the first $300 million of the average daily net assets of the Portfolio, plus .55% of the average daily net assets of the Portfolio in excess of $300 million. Janus Capital has agreed by contract to waive the advisory fee payable by Flexible Income Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee described below, brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the above expense limitation. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

          The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the periods indicated. The information below is for fiscal periods ended December 31. The information presented in the table below reflects the management fees in effect during each of the periods shown.


                                           2000                          1999                       1998
Portfolio Name                  Advisory Fees(1)   Waivers      Advisory Fees   Waivers    Advisory Fees   Waivers
------------------------------------------------------------------------------------------------------------------
Growth Portfolio                  $24,948,688            --      $11,643,196         --     $ 5,144,931         --
Aggressive Growth Portfolio       $29,581,977            --      $10,080,519         --     $ 4,159,741         --
Capital Appreciation Portfolio    $ 8,477,539            --      $ 1,716,060         --     $   181,285         --
Strategic Value Portfolio         $    15,984(2)   $ 15,984(3)           N/A         --             N/A         --
Core Equity Portfolio(4)          $   118,672      $ 70,742      $   106,069    $14,279     $    42,337    $34,357
Balanced Portfolio                $20,105,983            --      $10,804,814         --     $ 4,020,954         --
Growth and Income Portfolio       $   935,796            --      $   201,847         --     $    12,900    $12,900(3,5)
International Growth Portfolio    $ 9,772,975            --      $ 2,829,430         --     $ 1,547,572         --
Worldwide Growth Portfolio        $54,995,300            --      $25,509,504         --     $14,485,092         --
Global Life Sciences Portfolio    $   133,995(6)         --              N/A         --             N/A         --
Global Technology Portfolio       $ 2,010,693(6)         --              N/A         --             N/A         --
Flexible Income Portfolio         $ 1,344,877            --      $ 1,051,109         --     $   563,148         --


(1) The management fee paid by Growth, Aggressive Growth, Capital Appreciation, Core Equity, Balanced, Growth and Income, International Growth and Worldwide Growth Portfolios was reduced to 0.65% of the average daily net assets of each Portfolio.
(2) May 1, 2000 (inception) to December 31, 2000.
(3) Fee waiver by Janus Capital exceeded the advisory fee.
(4) Formerly, Equity Income Portfolio.
(5) May 1, 1998 (inception) to December 31, 1998.
(6) January 18, 2000 (inception) to December 31, 2000.


          Each Portfolio's Advisory Agreement is dated April 3, 2002 and continue in effect until July 1, 2002, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including the Trustees who are not interested persons of that Portfolio or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.



          Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%.



          In approving the Portfolios' existing Advisory Agreements, the Trustees considered various matters relating to the possible effects on Janus Capital and the Portfolios of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

          In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolios' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:



          - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process;



          - the terms of each Advisory Agreement;



          - the scope and quality of the services that Janus Capital has been providing to the Portfolios;



          - the investment performance of each Portfolio and of comparable funds managed by other advisers over various periods;



          - the advisory fee rates payable to Janus Capital by the Portfolios and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;



          - the total expense ratio of each Portfolio and of comparable funds managed by other advisers;



          - compensation payable by the Portfolios to affiliates of Janus Capital for other services;



          - the profitability to Janus Capital and its affiliates of their relationships with the Portfolios; and



          - Janus Capital's use of the Portfolios' brokerage transactions to obtain research benefiting the Portfolios or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolios.


          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account.

          Pursuant to an exemptive order granted by the SEC, the Portfolios and other portfolios advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.



          Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital does not permit the Portfolios' portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics which applies to Directors/Trustees of Janus Capital and the Portfolios and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Portfolios and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolios.

          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

Custodian, transfer agent and certain affiliations

          State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940
          Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.


          Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolios. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.


          The Portfolios pay DST Systems, Inc. ("DST"), a subsidiary of Stilwell, license fees at the annual rate of $3.06 per shareholder account for the equity portfolios and $3.98 per shareholder account for the fixed-income portfolios for the use of DST's shareholder accounting system. The Portfolios also pay DST $1.10 per closed shareholder account. The Portfolios pay DST for the use of its portfolio and fund accounting system a monthly base fee of $265 to $1,323 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month).

          The Trustees have authorized the Portfolios to use an affiliate of DST as introducing broker for certain Portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Portfolio under its waiver agreement, and such Portfolio receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."


          Janus Distributors LLC ("Janus Distributors), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Portfolio transactions and brokerage

          Decisions as to the assignment of portfolio business for the Portfolios and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution including such factors as liquidity, anonymity and price) of all portfolio transactions. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

          In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to:
          Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above.

          For the year ended December 31, 2000, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below:


Portfolio Name                                                Commissions    Transactions
------------------------------------------------------------------------------------------
Growth Portfolio                                              $2,011,985    $1,973,606,927
Aggressive Growth Portfolio                                   $1,420,570    $1,512,525,920
Capital Appreciation Portfolio                                $  576,089    $  720,469,218
Strategic Value Portfolio                                     $    3,575    $    2,040,393
Core Equity Portfolio(1)                                      $   12,315    $   11,503,134
Balanced Portfolio                                            $1,199,664    $1,109,802,440
Growth and Income Portfolio                                   $   83,934    $   77,514,567
International Growth Portfolio                                $  355,305    $  328,062,813
Worldwide Growth Portfolio                                    $2,399,978    $2,353,226,124
Global Life Sciences Portfolio                                $   30,097    $   26,734,448
Global Technology Portfolio                                   $  117,086    $  102,027,053


(1) Formerly, Equity Income Portfolio.
Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.

          Janus Capital may use research products and services in servicing other accounts in addition to the Portfolios. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

          Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Portfolios. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

          Janus Capital may consider sales of Portfolio Shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Portfolio Shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio (i) to the Portfolio or (ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing Portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

          The Portfolios' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer

          Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.

          The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal periods ending on December 31st of each year:


Portfolio Name                                                   2000             1999           1998
--------------------------------------------------------------------------------------------------------
Growth Portfolio                                              $ 3,423,084      $1,800,731     $1,062,104
Aggressive Growth Portfolio                                   $ 2,582,189      $1,664,794     $1,157,439
Capital Appreciation Portfolio                                $   730,533      $  232,858     $   39,464
Strategic Value Portfolio                                     $     8,024(1)          N/A            N/A
Core Equity Portfolio(2)                                      $    22,893      $   15,272     $    6,415
Balanced Portfolio                                            $ 2,213,641      $1,254,757     $  337,008
Growth and Income Portfolio                                   $   131,011      $   39,174     $    3,844(3)
International Growth Portfolio                                $ 3,344,307      $1,084,559     $  810,115
Worldwide Growth Portfolio                                    $13,476,203      $7,327,446     $5,334,034
Global Life Sciences Portfolio                                $    60,730(4)          N/A            N/A
Global Technology Portfolio                                   $   499,126(4)          N/A            N/A
Flexible Income Portfolio                                     $     1,311      $    1,200     $    4,050


(1) May 1, 2000 (inception) to December 31, 2000.
(2) Formerly, Equity Income Portfolio.
(3) May 1, 1998 (inception) to December 31, 1998.
(4) January 18, 2000 (inception) to December 31, 2000.

          Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Portfolio's out-of-pocket expenses as follows:

                                                                Commission Paid
                                                              through DSTS for the
                                                                  Period Ended       Reduction of    % of Total     % of Total
Portfolio Name                                                 December 31, 2000*     Expenses*     Commissions    Transactions
--------------------------------------------------------------------------------------------------------------------------------
Core Equity Portfolio**                                             $    37            $    28         0.16%           0.22%
Growth and Income Portfolio                                         $   305            $   229         0.23%           0.22%
International Growth Portfolio                                      $ 1,241            $   931         0.04%           0.03%
Worldwide Growth Portfolio                                          $16,745            $12,559         0.12%           0.12%

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
** Formerly, Equity Income Portfolio.
Note: Portfolios that did not execute trades with DSTS during the periods indicated are not included in the table.

                                                       Commission Paid                         Commission Paid
                                                     through DSTS for the                   through DSTS for the
                                                         Period Ended        Reduction          Period Ended         Reduction of
                                                      December 31, 1999*    of Expenses*     December 31, 1998*       Expenses*
---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                            $7,244             $5,433              $6,937               $5,203
Aggressive Growth Portfolio                                 $   --             $   --              $9,626               $7,219
Core Equity Portfolio**                                     $   --             $   --              $    7               $    6
Balanced Portfolio                                          $2,294             $1,721              $   --               $   --
Growth and Income Portfolio                                 $   55             $   41              $   --               $   --

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
** Formerly, Equity Income Portfolio.
Note: Portfolios that did not execute trades with DSTS during the periods indicated are not included in the table.

          As of December 31, 2000, certain Portfolios owned securities of their regular broker-dealers (or parents), as shown below:

                                                                                              Value of
                                                                      Name of                Securities
Portfolio Name                                                     Broker-Dealer               Owned
--------------------------------------------------------------------------------------------------------
Growth Portfolio                                           Charles Schwab Corp.             $ 93,473,663
Growth Portfolio                                           Goldman Sachs Group, Inc.          35,788,238
Growth Portfolio                                           Merrill Lynch & Company, Inc.     105,525,543
Aggressive Growth Portfolio                                E*TRADE Group, Inc.                11,604,636
Capital Appreciation Portfolio                             Merrill Lynch & Company, Inc.      77,112,835
Core Equity Portfolio(1)                                   Charles Schwab Corp.                  142,017
Balanced Portfolio                                         Charles Schwab Corp.               28,608,782
Growth and Income Portfolio                                Charles Schwab Corp.                1,616,552
Growth and Income Portfolio                                Merrill Lynch & Company, Inc.         216,881
Strategic Value Portfolio                                  Merrill Lynch & Company, Inc.          78,416
Worldwide Growth Portfolio                                 Goldman Sachs Group, Inc.          38,439,219

(1) Formerly, Equity Income Portfolio.

Trustees and officers

          The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Thomas H. Bailey, Age 64 - Trustee, Chairman and President+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Trustee, Chairman and President of Janus Investment Fund and Janus Adviser Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. President and Director of The Janus Foundation. Director of Janus Distributors.


Dennis B. Mullen, Age 57 - Trustee
7500 E. McCormick Parkway, #24
Scottsdale, AZ 85258
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Adviser Series. Private Investor. Formerly (1997-1998), Chief Financial Officer - Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993 to 1997) President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).

James T. Rothe, Age 57 - Trustee
102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Adviser Series. Professor of Business, University of Colorado, Colorado Springs, CO. Formerly (1988-1999), Principal of Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm).

William D. Stewart, Age 57 - Trustee
5330 Sterling Drive
Boulder, CO 80301
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Adviser Series. Corporate Vice President and General Manager of MKS Instruments - HPO Products, Boulder, CO (manufacturer of vacuum fittings and valves).

Martin H. Waldinger, Age 63 - Trustee
7340 Caminto Bassano West
La Jolla, CA 92037
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Adviser Series. Private Consultant. Formerly (1993-1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA.

--------------------------------------------------------------------------------
+Interested person of the Trust and Janus Capital.

Laurence J. Chang, Age 36 - Executive Vice President and co-portfolio manager of
                            Worldwide Growth Portfolio+
100 Fillmore Street
Denver, Co 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President of Janus Investment Fund and Janus Adviser Series. Vice President of Janus Capital. Formerly (1993-1998), a research analyst at Janus Capital. Formerly (May 1998-December 2000), Executive Vice President and Co-Manager of International Growth Portfolio.


Jonathan D. Coleman, Age 31 - Executive Vice President and portfolio manager of
                              Aggressive Growth Portfolio+
100 Fillmore Street
Denver, CO 80206-4928

--------------------------------------------------------------------------------

          Vice President of Janus Capital. Formerly, Co-Portfolio Manager (1997-2001) for other Janus accounts and Analyst (1994-1997 and 2000-2002) for Janus Capital.


David J. Corkins, Age 34 - Executive Vice President and portfolio manager of
                           Growth and Income Portfolio+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President of Janus Investment Fund and Janus Adviser Series. Vice President of Janus Capital. Formerly (1995-1997), research analyst at Janus Capital.

David C. Decker, Age 35 - Executive Vice President and portfolio manager of
                          Strategic Value Portfolio+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President of Janus Investment Fund and Janus Adviser Series. Vice President of Janus Capital. Formerly (1992-1996), research analyst at Janus Capital.



Helen Young Hayes, Age 39 - Executive Vice President and co-portfolio manager of
                            International Growth Portfolio and Worldwide Growth Portfolio+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President of Janus Investment Fund and Janus Adviser Series. Vice President and Director of Janus Capital.

--------------------------------------------------------------------------------
+Interested person of the Trust and Janus Capital.

C. Mike Lu, Age 32 - Executive Vice President and portfolio manager of Global
                     Technology Portfolio+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President of Janus Investment Fund. Vice President of Janus Capital. Formerly (1991-1998), research analyst at Janus Capital.

Brent A. Lynn, Age 37 - Executive Vice President and co-portfolio manager of
                        International Growth Portfolio+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President of Janus Investment Fund and Janus Adviser Series. Vice President of Janus Capital. Formerly (1991-2000), research analyst at Janus Capital.

Thomas R. Malley, Age 32 - Executive Vice President and portfolio manager of
                           Global Life Sciences Portfolio+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President of Janus Investment Fund. Vice President of Janus Capital. Formerly (1991-1998), research analyst at Janus Capital.

Karen L. Reidy, Age 34 - Executive Vice President and portfolio manager of Core
                         Equity Portfolio and Balanced Portfolio+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President of Janus Investment Fund and Janus Adviser Series. Vice President of Janus Capital. Formerly (1995-1999), an equity analyst at Janus Capital.

Blaine P. Rollins, Age 34 - Executive Vice President and portfolio manager of
                            Growth Portfolio+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President of Janus Investment Fund and Janus Adviser Series. Vice President of Janus Capital. Formerly (May 1996-December
          1999), Executive Vice President and Portfolio Manager of Balanced Portfolio; (May 1997-December 1999) Executive Vice President and Portfolio Manager of Core Equity Portfolio.



Scott W. Schoelzel, Age 42 - Executive Vice President and portfolio manager of
                             Capital Appreciation Portfolio+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President of Janus Investment Fund and Janus Adviser Series. Vice President of Janus Capital.

--------------------------------------------------------------------------------
+Interested person of the Trust and Janus Capital.

Ronald V. Speaker, Age 36 - Executive Vice President and portfolio manager of
                            Flexible Income Portfolio+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Executive Vice President of Janus Investment Fund and Janus Adviser Series. Vice President of Janus Capital.


Thomas A. Early, Age 46 - Vice President and General Counsel+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Vice President and General Counsel of Janus Investment Fund and Janus Adviser Series, Vice President, General Counsel and Secretary of Janus Capital and The Janus Foundation. Vice President, General Counsel, Secretary and Director of Janus Services, Janus Distributors, Janus International Holding LLC, Janus Capital International LLC and Janus Institutional Services LLC Vice President, General Counsel and Director of Janus International Limited and Janus International (Asia) Limited. Director of Janus World Funds Plc., Janus Universal Funds and Janus Capital Trust Manager Limited. Interim Financial Officer of Janus International Limited. Formerly (1997-1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, NJ. Formerly (1994-1997), Vice President and General Counsel of Prudential Retirement Services, Newark, NJ.


Bonnie M. Howe, Age 36 - Vice President+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Vice President of Janus Investment Fund and Janus Adviser Series. Vice President and Assistant General Counsel of Janus Capital, Janus Distributors and Janus Services.


Kelley Abbott Howes, Age 36 - Vice President and Secretary+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Vice President and Secretary of Janus Investment Fund and Janus Adviser Series. Vice President and Assistant General Counsel of Janus Capital, Janus Distributors and Janus Services.


Glenn P. O'Flaherty, Age 42 - Treasurer and Chief Accounting Officer+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Treasurer and Chief Accounting Officer of Janus Investment Fund and Janus Adviser Series. Vice President of Janus Capital. Formerly (1991-1997), Director of Fund Accounting, Janus Capital.

--------------------------------------------------------------------------------
+Interested person of the Trust and Janus Capital.

Loren M. Starr, Age 40 - Vice President and Chief Financial Officer* 100 Fillmore Street
Denver, CO 80206-4928

--------------------------------------------------------------------------------

          Vice President and Chief Financial Officer of Janus Investment Fund and Janus Adviser Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital, Janus Services and Janus International Limited; Vice President of Finance, Treasurer, Chief Financial Officer and Director of Janus Distributors, Janus Capital International LLC, Janus Institutional Services LLC and Janus International Holding LLC; and Director of Janus Capital Trust Manager Limited and Janus World Funds. Formerly, Managing Director, Treasurer and Head of Corporate Finance and Reporting (1998-2001) for Putnam Investments; and Senior Vice President of Financial Planning and Analysis (1996-1998) for Lehman Brothers, Inc.


Heidi J. Walter, Age 33 - Vice President+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Vice President of Janus Investment Fund and Janus Adviser Series. Vice President and Assistant General Counsel of Janus Capital and Janus Services. Formerly (1995-1999), Vice President and Senior Legal Counsel at Stein Roe and Farnham Incorporated.

--------------------------------------------------------------------------------
+Interested person of the Trust and Janus Capital.

          The Trustees are responsible for major decisions relating to each Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

          The following table shows the aggregate compensation paid to each Trustee by the Portfolios and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive pension or retirement benefits from the Portfolios or the Janus Funds.

                                                              Aggregate Compensation        Total Compensation
                                                              from the Portfolios for    from the Janus Funds for
                                                                 fiscal year ended          calendar year ended
Name of Person, Position                                         December 31, 2000          December 31, 2000**
------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                               $     0                    $120,667
William D. Stewart, Trustee                                           $12,661                    $120,667
Dennis B. Mullen, Trustee                                             $11,502                    $120,667
Martin H. Waldinger, Trustee                                          $12,661                    $120,667
James T. Rothe, Trustee                                               $11,502                    $120,667

 * An interested person of the Portfolios and of Janus Capital. Compensated by Janus Capital and not the Portfolios.
** As of December 31, 2000, Janus Funds consisted of three registered investment companies comprised of a total of 49 funds.

Shares of the trust

NET ASSET VALUE DETERMINATION

          As stated in the Prospectus, the net asset value ("NAV") of the Shares of each Portfolio is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of the Shares of each Portfolio is not determined on days the NYSE is closed. The per Share NAV of the Shares of each Portfolio is determined by dividing the total value of a Portfolio's securities and other assets, less liabilities, attributable to the Shares of a Portfolio, by the total number of Shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

PURCHASES

          Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolios are purchased at the NAV per Share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a Portfolio or its authorized agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the different Portfolios.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

          Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. On December 14, 1999, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolios or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Shares of a Portfolio or by vote of a majority of 12b-1 Trustees.

          For the year ended December 31, 2000, the total amounts paid by the Shares to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the 12b-1 plan are summarized below:


Portfolio Name                                                12b-1 Distribution Fees
-------------------------------------------------------------------------------------
Growth Portfolio - Service Shares                                    $ 74,455
Aggressive Growth Portfolio - Service Shares                         $109,438
Capital Appreciation Portfolio - Service Shares                      $779,070
Strategic Value Portfolio - Service Shares                           $    721
Core Equity Portfolio - Service Shares(1)                            $    232
Balanced Portfolio - Service Shares                                  $ 34,854
Growth and Income Portfolio - Service Shares                         $ 32,169
International Growth Portfolio - Service Shares                      $674,201
Worldwide Growth Portfolio - Service Shares                          $ 55,395
Global Life Sciences Portfolio - Service Shares                      $ 38,984
Global Technology Portfolio - Service Shares                         $641,079
Flexible Income Portfolio - Service Shares                           $    467


(1) Formerly, Equity Income Portfolio.

REDEMPTIONS

          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Portfolios to sell their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Income dividends, capital gains distributions and tax status

          It is a policy of the Shares of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code ("Code"). In addition, each Portfolio intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

          All income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

          The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Portfolios if these instruments appreciate in value, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed.

          Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Portfolios may from year to year make the election permitted under
          Section 853 of the Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Portfolio which will reduce its investment company taxable income.

          Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

Principal shareholders


          The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group own less than 1% of the outstanding Shares of each Portfolio. As of May 11, 2001, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning more than 5% of the Shares of any Portfolio is as follows:


          Allmerica Financial Life Insurance & Annuity Company, 440 Lincoln Street, Worcester, MA 01653, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

                                                              Held by Allmerica Financial Life
Portfolio Name                                                  Insurance & Annuity Company
----------------------------------------------------------------------------------------------
Growth Portfolio                                                           44.53%
Growth and Income Portfolio                                                75.44%

          American Enterprise Life Insurance, 125 AXP Financial Center, Minneapolis, MN 55474, owned of record 5% or more of the outstanding shares of the Portfolios, as follows:

                                                              Held by American Enterprise
Portfolio Name                                                       Life Insurance
------------------------------------------------------------------------------------------
Growth Portfolio                                                          6.96%
Aggressive Growth Portfolio                                              31.98%
International Growth Portfolio                                           11.51%
Global Technology Portfolio                                               9.21%

          GE Life & Annuity Assurance Company, 6610 W. Broad Street, Richmond, VA 23230, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

                                                              Held by GE Life & Annuity
Portfolio Name                                                    Assurance Company
---------------------------------------------------------------------------------------
Growth Portfolio                                                         8.63%
Aggressive Growth Portfolio                                              5.46%
Balanced Portfolio                                                      18.27%
Worldwide Growth Portfolio                                              10.94%
Global Life Sciences Portfolio                                          68.69%
Global Technology Portfolio                                              7.78%

          Guardian Insurance & Annuity Company, 3900 Burgess Place, Bethlehem, PA 18017, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

                                                              Held by Guardian Insurance &
Portfolio Name                                                      Annuity Company
------------------------------------------------------------------------------------------
Flexible Income Portfolio                                                63.15%

          Hartford Life & Annuity, PO Box 2999, Hartford, CT 06104, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                Held by Hartford Life & Annuity
---------------------------------------------------------------------------------------------
Aggressive Growth Portfolio                                                 5.38%
Flexible Income Portfolio                                                  34.33%

          Integrity Life Insurance Company, 515 W. Market Street, Louisville, KY 40202, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

                                                                   Held by Integrity Life
Portfolio Name                                                       Insurance Company
----------------------------------------------------------------------------------------------
Strategic Value Portfolio                                                  57.97%
Core Equity Portfolio                                                      98.09%

          Minnesota Life, 400 N. Robert Street, St. Paul, MN 55101, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

Portfolio Name                                                     Held by Minnesota Life
----------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                                              7.80%
International Growth Portfolio                                              6.08%

          Nationwide Insurance Company, PO Box 1820209, Columbus, OH 43218, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

                                                                   Held by Nationwide
Portfolio Name                                                     Insurance Company
------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                                           87.54%
International Growth Portfolio                                           65.16%
Global Technology Portfolio                                              67.15%

          Ohio National Life Insurance Company, PO Box 237, Cincinnati, OH 45201, owned of record 5% or more of the Shares of the Portfolios, as follows:

                                                              Held by Ohio National Life
Portfolio Name                                                    Insurance Company
----------------------------------------------------------------------------------------
Growth Portfolio                                                        25.83%
Balanced Portfolio                                                      45.98%
Worldwide Growth Portfolio                                              26.03%

          PFL Life Insurance Company, 4333 Edgewood Road, Cedar Rapids, IA 52499, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

                                                                   Held by PFL Life
Portfolio Name                                                    Insurance Company
----------------------------------------------------------------------------------------
Strategic Value Portfolio                                               35.22%

          Travelers Insurance Company, 1 Tower Square, Hartford, CT 06183, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:

                                                                   Held by Travelers
Portfolio Name                                                     Insurance Company
-----------------------------------------------------------------------------------------
Aggressive Growth Portfolio                                              30.16%
Balanced Portfolio                                                       26.67%
Growth and Income Portfolio                                              18.98%
International Growth Portfolio                                            6.09%
Worldwide Growth Portfolio                                               40.42%
Global Life Sciences Portfolio                                           31.31%

          No qualified plan owned more than 10% of the shares of the Trust as a whole.

          The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners.

Miscellaneous information

          Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust on May 20, 1993. As of the date of this SAI, the Trust is offering fifteen series of shares, known as "Portfolios," fourteen of which consists of two classes of shares.

SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.001 per share for each series of the Trust. Shares of each Portfolio are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion or subscription rights.

          The Portfolios each offer two classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. The second class of shares, Institutional Shares, is offered only in connection with investments in and payments under variable insurance contracts as well as other qualified retirement plans.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of other Portfolios of the Trust. A shareholder is entitled to one vote for each Share owned.

VOTING RIGHTS

          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

          The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

          The present Trustees were elected by the initial trustee of the Trust on May 25, 1993, and were approved by the initial shareholder on May 25, 1993, with the exception of Mr. Rothe who was appointed by the Trustees as of January 1, 1997. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned above in "Shareholder Meetings," each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Portfolios, audit the Portfolios' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Performance information

          Quotations of average annual total return for the Shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Shares of such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of expenses of the Shares of a Portfolio on an annual basis, and assume that all dividends and distributions are reinvested when paid.

          The average annual total return of the Shares of each Portfolio, computed as of December 31, 2000, is shown in the table below.

          The Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations).


                                                                                               Average Annual Total Return
                                                              Portfolio      Number       -------------------------------------
                                                              Inception     of Months      One      Five      Ten      Life of
                       Portfolio Name                           Date       in Lifetime     Year     Years    Years    Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio - Service Shares                              9/13/93        87.5        (14.75)%  19.06%    N/A        17.69%
Aggressive Growth Portfolio - Service Shares                   9/13/93        87.5        (31.78)%  19.89%    N/A        22.16%
Capital Appreciation Portfolio - Service Shares                 5/1/97          44        (18.37)%    N/A     N/A        30.99%
Strategic Value Portfolio - Service Shares                      5/1/00           8           N/A      N/A     N/A         0.40%(1)
Core Equity Portfolio - Service Shares(2)                       5/1/97          44         (8.24)%    N/A     N/A        28.76%
Balanced Portfolio - Service Shares                            9/13/93        87.5         (1.37)%  18.73%    N/A        17.19%
Growth and Income Portfolio - Service Shares                    5/1/98          32        (14.31)%    N/A     N/A        24.09%
International Growth Portfolio - Service Shares                 5/2/94          80        (16.14)%  23.00%    N/A        20.32%
Worldwide Growth Portfolio - Service Shares                    9/13/93        87.5        (15.99)%  22.65%    N/A        21.93%
Global Life Sciences Portfolio - Service Shares                1/18/00        11.5           N/A      N/A     N/A       (6.90)%(3)
Global Technology Portfolio - Service Shares                   1/18/00        11.5           N/A      N/A     N/A      (34.11)%(3)
Flexible Income Portfolio - Service Shares                     9/13/93        87.5          6.00%    7.28%    N/A         8.04%


(1) Cumulative total return from May 1, 2000 (inception) to December 31, 2000.
(2) Formerly, Equity Income Portfolio.
(3) Cumulative total return from January 18, 2000 (inception) to December 31, 2000.

          Yield quotations for a Portfolio's Shares are based on the investment income per Share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                              YIELD = 2[(a - b + 1)(6) - 1]
                                         -----
                                          cd

          where a = dividend and interest income
                b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                d = maximum net asset value per share on the last day of the period


          The yield for the 30-day period ending December 31, 2000, for the Shares of Flexible Income Portfolio is 6.59%.




          From time to time in advertisements or sales material, the Portfolios may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Portfolios may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Government/Credit Index, the Lehman Brothers High-Yield Bond Index and the NASDAQ composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Worldwide Growth Portfolio and International Growth Portfolio may also compare their performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index or Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE(R) Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

Financial statements

          The following audited financial statements for Institutional Shares for the period ended December 31, 2000 are hereby incorporated into this Statement of Additional Information by reference to the Portfolios' Annual Report dated December 31, 2000.

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

          Schedules of Investments as of December 31, 2000

          Statements of Assets and Liabilities as of December 31, 2000

          Statements of Operations for the period ended December 31, 2000

          Statements of Changes in Net Assets for the period ended December 31, 2000

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

          The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this Statement of Additional Information and are not part of the Registration Statement.

Appendix A

EXPLANATION OF RATING CATEGORIES

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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